Exhibit 12

KILPATRICK TOWNSEND & STOCKTON LLP www. kilpatricktownsend.com Suite 2800, 1100 Peachtree Street NE Atlanta, GA 30309-4528 t 404 815 6500 f 404 815 6555

[DRAFT]

[   ], 2021

Board of Directors
Ultimus Managers Trust
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Ladies and Gentlemen:

As counsel to the Ultimus Managers Trust, an Ohio statutory trust (“Acquiring Trust”), on behalf of Westwood Quality Value Fund, a segregated portfolio of assets (“series”) of Acquiring Trust (“Acquiring Fund”), we have been asked to advise you concerning the anticipated federal income tax consequences of the transactions to be carried out under that certain Agreement and Plan of Reorganization, dated as of August 9, 2021 (the “Agreement”), by and between Acquiring Trust, on behalf of itself and Acquiring Fund, The Advisors’ Inner Circle Fund (“Target Trust”), on behalf of itself and the Westwood Quality Value Fund, a series of Target Trust (“Target Fund”), and Westwood Management Corp.. The Acquiring Fund is newly formed and has had no operations to date.

Facts

The transaction undertaken by an Acquiring Fund (“Reorganization”) is contemplated under the Agreement as follows: (i) Target Trust will transfer all of Target Fund’s assets to Acquiring Fund solely in exchange for a number of shares of Acquiring Fund (“Acquiring Shares”) corresponding to the number and class of shares of Target Fund outstanding immediately prior to the consummation of the transactions contemplated by the Agreement (“Target Shares”) and the assumption by Acquiring Fund of the liabilities of Target Fund; and (ii) Target Fund will distribute the Acquiring Shares received in step (i) to the shareholders in complete liquidation thereof such that each Target Fund shareholder will receive shares of Acquiring Fund corresponding to the number and class of shares of Target Fund held by such shareholder immediately prior to the consummation of the transactions contemplated by the Agreement.

In rendering the opinion contain herein, we have examined the Registration Statement on Form N-14 of the Acquiring Fund relating to the Reorganization and such other documents and materials as we have deemed relevant. For purposes of rendering our opinions, we have relied exclusively as to the factual matters of the statements made in the Agreement and representations made to us by officers of the Target Trust on behalf of the Target Fund or by officers of the Acquiring Trust, on behalf of the Acquiring Fund.

ANCHORAGE ATLANTA AUGUSTA BEIJING CHARLOTTE DALLAS DENVER HOUSTON LOS ANGELES NEW YORK RALEIGH SAN DIEGO

SAN FRANCISCO SEATTLE SHANGHAI SILICON VALLEY STOCKHOLM TOKYO WALNUT CREEK WASHINGTON WINSTON-SALEM

Ultimus Managers Trust

[             ], 2021

Scope of Opinion

Our opinion is based on, and is conditioned on the continued applicability of, the provisions of the Internal Revenue Code of 1986, as amended (“Code”) and the Treasury Regulations, judicial decisions, and rulings and other pronouncements of the Internal Revenue Service (“IRS”) in existence on the date hereof. All the foregoing authorities are subject to change or modification that can be applied retroactively and thus also could affect the conclusions expressed herein; we assume no responsibility to update our opinion after the date hereof with respect to any such change or modification. Our opinion represents our best judgment regarding how a court would decide the issues addressed herein and is not binding on the IRS or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance thereon will not be challenged by the IRS, and although we believe that our opinion would be sustained by a court if challenged, there can be no assurances to that effect.

We opine only as to the matters we expressly set forth, and no opinions should be inferred as to any other matters or as to the tax treatment of the transactions that we do not specifically address. We express no opinion as to other federal laws and regulations, to laws and regulations of other jurisdictions, or as to factual or legal matters other than as set forth herein.

Opinions

Based on the foregoing, and subject to the qualifications and limitations set forth in this letter, we are of the opinion that:

(1)	The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)	Under Sections 361 and 357 of the Code, the Target Fund will not recognize gain or loss upon (i) the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Shares and the assumption by the Acquiring Fund of liabilities of the Target Fund and (ii) the distribution of the Acquiring Shares by the Target Fund to its shareholders in liquidation;

(3)	Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon receipt of the assets of the Target Fund solely in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of all liabilities and obligations of the Target Fund;

(4)	Under Section 361(c)(1) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) of the Target Fund;

Ultimus Managers Trust

[             ], 2021

(5)	Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Target Fund transferred to the Acquiring Fund will be the same as the Target Fund’s tax basis of such assets immediately prior to the transfer;

(6)	Under Section 1223(2) of the Code, the Acquiring Fund’s holding periods for the assets received from the Target Fund will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Target Fund;

(7)	Under Section 354 of the Code, the Target Fund’s shareholders will not recognize gain or loss upon the exchange of all of the Target Shares for the Acquiring Shares (including fractional shares to which they may be entitled);

(8)	Under Section 358 of the Code, the aggregate tax basis of Acquiring Shares (including fractional shares to which they may be entitled) received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Shares exchanged therefor;

(9)	Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquiring Shares (including fractional shares to which they may be entitled) received will be determined by including the shareholder’s holding period for the Target Shares exchanged therefor, provided the shareholder held such Target Shares as capital assets on the date of the exchange;

(10)	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder; and

(11)	The consummation of the transaction contemplated by this Agreement will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Closing Date and the part of the taxable year of the Acquiring Fund after the Closing Date will constitute a single taxable year of the Acquiring Fund.

The opinion expressed herein is for the exclusive benefit of Target Trust, Target Fund, Acquiring Trust, Acquiring Fund, and their respective shareholders. No other person shall be entitled to rely on this opinion. Notwithstanding paragraphs (2), (4), and (5) above, we express no opinion as to the effect of the Reorganization on the Target Fund, or any Target Fund shareholder, with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

We hereby consent to the references to our firm in the Proxy Statement and to the filing of this opinion as an exhibit to the Proxy Statement. In giving this consent, we do not admit that

Ultimus Managers Trust

[             ], 2021

we are experts within the meaning of Section 11 of the Securities Act of 1933, as amended, or within the category of persons whose consent is required by Section 7 of such Act.

Very truly yours,

Kilpatrick, Townsend & Stockton LLP

KILPATRICK TOWNSEND & STOCKTON LLP www. kilpatricktownsend.com Suite 2800, 1100 Peachtree Street NE Atlanta, GA 30309-4528 t 404 815 6500 f 404 815 6555

[DRAFT]

[   ], 2021

Board of Directors
Ultimus Managers Trust
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Ladies and Gentlemen:

As counsel to the Ultimus Managers Trust, an Ohio statutory trust (“Acquiring Trust”), on behalf of Westwood Total Return Fund, a segregated portfolio of assets (“series”) of Acquiring Trust (“Acquiring Fund”), we have been asked to advise you concerning the anticipated federal income tax consequences of the transactions to be carried out under that certain Agreement and Plan of Reorganization, dated as of August 9, 2021 (the “Agreement”), by and between Acquiring Trust, on behalf of itself and Acquiring Fund, The Advisors’ Inner Circle Fund (“Target Trust”), on behalf of itself and the Westwood Total Return Fund, a series of Target Trust (“Target Fund”), and Westwood Management Corp.. The Acquiring Fund is newly formed and has had no operations to date.

Facts

The transaction undertaken by an Acquiring Fund (“Reorganization”) is contemplated under the Agreement as follows: (i) Target Trust will transfer all of Target Fund’s assets to Acquiring Fund solely in exchange for a number of shares of Acquiring Fund (“Acquiring Shares”) corresponding to the number and class of shares of Target Fund outstanding immediately prior to the consummation of the transactions contemplated by the Agreement (“Target Shares”) and the assumption by Acquiring Fund of the liabilities of Target Fund; and (ii) Target Fund will distribute the Acquiring Shares received in step (i) to the shareholders in complete liquidation thereof such that each Target Fund shareholder will receive shares of Acquiring Fund corresponding to the number and class of shares of Target Fund held by such shareholder immediately prior to the consummation of the transactions contemplated by the Agreement.

In rendering the opinion contain herein, we have examined the Registration Statement on Form N-14 of the Acquiring Fund relating to the Reorganization and such other documents and materials as we have deemed relevant. For purposes of rendering our opinions, we have relied exclusively as to the factual matters of the statements made in the Agreement and representations made to us by officers of the Target Trust on behalf of the Target Fund or by officers of the Acquiring Trust, on behalf of the Acquiring Fund.

ANCHORAGE ATLANTA AUGUSTA BEIJING CHARLOTTE DALLAS DENVER HOUSTON LOS ANGELES NEW YORK RALEIGH SAN DIEGO

SAN FRANCISCO SEATTLE SHANGHAI SILICON VALLEY STOCKHOLM TOKYO WALNUT CREEK WASHINGTON WINSTON-SALEM

Ultimus Managers Trust

[             ], 2021

Scope of Opinion

Our opinion is based on, and is conditioned on the continued applicability of, the provisions of the Internal Revenue Code of 1986, as amended (“Code”) and the Treasury Regulations, judicial decisions, and rulings and other pronouncements of the Internal Revenue Service (“IRS”) in existence on the date hereof. All the foregoing authorities are subject to change or modification that can be applied retroactively and thus also could affect the conclusions expressed herein; we assume no responsibility to update our opinion after the date hereof with respect to any such change or modification. Our opinion represents our best judgment regarding how a court would decide the issues addressed herein and is not binding on the IRS or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance thereon will not be challenged by the IRS, and although we believe that our opinion would be sustained by a court if challenged, there can be no assurances to that effect.

We opine only as to the matters we expressly set forth, and no opinions should be inferred as to any other matters or as to the tax treatment of the transactions that we do not specifically address. We express no opinion as to other federal laws and regulations, to laws and regulations of other jurisdictions, or as to factual or legal matters other than as set forth herein.

Opinions

Based on the foregoing, and subject to the qualifications and limitations set forth in this letter, we are of the opinion that:

(1)	The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)	Under Sections 361 and 357 of the Code, the Target Fund will not recognize gain or loss upon (i) the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Shares and the assumption by the Acquiring Fund of liabilities of the Target Fund and (ii) the distribution of the Acquiring Shares by the Target Fund to its shareholders in liquidation;

(3)	Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon receipt of the assets of the Target Fund solely in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of all liabilities and obligations of the Target Fund;

(4)	Under Section 361(c)(1) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) of the Target Fund;

Ultimus Managers Trust

[             ], 2021

(5)	Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Target Fund transferred to the Acquiring Fund will be the same as the Target Fund’s tax basis of such assets immediately prior to the transfer;

(6)	Under Section 1223(2) of the Code, the Acquiring Fund’s holding periods for the assets received from the Target Fund will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Target Fund;

(7)	Under Section 354 of the Code, the Target Fund’s shareholders will not recognize gain or loss upon the exchange of all of the Target Shares for the Acquiring Shares (including fractional shares to which they may be entitled);

(8)	Under Section 358 of the Code, the aggregate tax basis of Acquiring Shares (including fractional shares to which they may be entitled) received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Shares exchanged therefor;

(9)	Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquiring Shares (including fractional shares to which they may be entitled) received will be determined by including the shareholder’s holding period for the Target Shares exchanged therefor, provided the shareholder held such Target Shares as capital assets on the date of the exchange;

(10)	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder; and

(11)	The consummation of the transaction contemplated by this Agreement will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Closing Date and the part of the taxable year of the Acquiring Fund after the Closing Date will constitute a single taxable year of the Acquiring Fund.

The opinion expressed herein is for the exclusive benefit of Target Trust, Target Fund, Acquiring Trust, Acquiring Fund, and their respective shareholders. No other person shall be entitled to rely on this opinion. Notwithstanding paragraphs (2), (4), and (5) above, we express no opinion as to the effect of the Reorganization on the Target Fund, or any Target Fund shareholder, with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

We hereby consent to the references to our firm in the Proxy Statement and to the filing of this opinion as an exhibit to the Proxy Statement. In giving this consent, we do not admit that

Ultimus Managers Trust

[             ], 2021

we are experts within the meaning of Section 11 of the Securities Act of 1933, as amended, or within the category of persons whose consent is required by Section 7 of such Act.

Very truly yours,

Kilpatrick, Townsend & Stockton LLP

KILPATRICK TOWNSEND & STOCKTON LLP www. kilpatricktownsend.com Suite 2800, 1100 Peachtree Street NE Atlanta, GA 30309-4528 t 404 815 6500 f 404 815 6555

[DRAFT]

[   ], 2021

Board of Directors
Ultimus Managers Trust
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Ladies and Gentlemen:

As counsel to the Ultimus Managers Trust, an Ohio statutory trust (“Acquiring Trust”), on behalf of Westwood Quality SMidCap Fund, a segregated portfolio of assets (“series”) of Acquiring Trust (“Acquiring Fund”), we have been asked to advise you concerning the anticipated federal income tax consequences of the transactions to be carried out under that certain Agreement and Plan of Reorganization, dated as of August 9, 2021 (the “Agreement”), by and between Acquiring Trust, on behalf of itself and Acquiring Fund, The Advisors’ Inner Circle Fund (“Target Trust”), on behalf of itself and the Westwood Quality SMidCap Fund, a series of Target Trust (“Target Fund”), and Westwood Management Corp.. The Acquiring Fund is newly formed and has had no operations to date.

Facts

The transaction undertaken by an Acquiring Fund (“Reorganization”) is contemplated under the Agreement as follows: (i) Target Trust will transfer all of Target Fund’s assets to Acquiring Fund solely in exchange for a number of shares of Acquiring Fund (“Acquiring Shares”) corresponding to the number and class of shares of Target Fund outstanding immediately prior to the consummation of the transactions contemplated by the Agreement (“Target Shares”) and the assumption by Acquiring Fund of the liabilities of Target Fund; and (ii) Target Fund will distribute the Acquiring Shares received in step (i) to the shareholders in complete liquidation thereof such that each Target Fund shareholder will receive shares of Acquiring Fund corresponding to the number and class of shares of Target Fund held by such shareholder immediately prior to the consummation of the transactions contemplated by the Agreement.

In rendering the opinion contain herein, we have examined the Registration Statement on Form N-14 of the Acquiring Fund relating to the Reorganization and such other documents and materials as we have deemed relevant. For purposes of rendering our opinions, we have relied exclusively as to the factual matters of the statements made in the Agreement and representations made to us by officers of the Target Trust on behalf of the Target Fund or by officers of the Acquiring Trust, on behalf of the Acquiring Fund.

ANCHORAGE ATLANTA AUGUSTA BEIJING CHARLOTTE DALLAS DENVER HOUSTON LOS ANGELES NEW YORK RALEIGH SAN DIEGO

SAN FRANCISCO SEATTLE SHANGHAI SILICON VALLEY STOCKHOLM TOKYO WALNUT CREEK WASHINGTON WINSTON-SALEM

Ultimus Managers Trust

[             ], 2021

Scope of Opinion

Our opinion is based on, and is conditioned on the continued applicability of, the provisions of the Internal Revenue Code of 1986, as amended (“Code”) and the Treasury Regulations, judicial decisions, and rulings and other pronouncements of the Internal Revenue Service (“IRS”) in existence on the date hereof. All the foregoing authorities are subject to change or modification that can be applied retroactively and thus also could affect the conclusions expressed herein; we assume no responsibility to update our opinion after the date hereof with respect to any such change or modification. Our opinion represents our best judgment regarding how a court would decide the issues addressed herein and is not binding on the IRS or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance thereon will not be challenged by the IRS, and although we believe that our opinion would be sustained by a court if challenged, there can be no assurances to that effect.

We opine only as to the matters we expressly set forth, and no opinions should be inferred as to any other matters or as to the tax treatment of the transactions that we do not specifically address. We express no opinion as to other federal laws and regulations, to laws and regulations of other jurisdictions, or as to factual or legal matters other than as set forth herein.

Opinions

Based on the foregoing, and subject to the qualifications and limitations set forth in this letter, we are of the opinion that:

(1)	The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)	Under Sections 361 and 357 of the Code, the Target Fund will not recognize gain or loss upon (i) the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Shares and the assumption by the Acquiring Fund of liabilities of the Target Fund and (ii) the distribution of the Acquiring Shares by the Target Fund to its shareholders in liquidation;

(3)	Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon receipt of the assets of the Target Fund solely in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of all liabilities and obligations of the Target Fund;

(4)	Under Section 361(c)(1) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) of the Target Fund;

Ultimus Managers Trust

[             ], 2021

(5)	Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Target Fund transferred to the Acquiring Fund will be the same as the Target Fund’s tax basis of such assets immediately prior to the transfer;

(6)	Under Section 1223(2) of the Code, the Acquiring Fund’s holding periods for the assets received from the Target Fund will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Target Fund;

(7)	Under Section 354 of the Code, the Target Fund’s shareholders will not recognize gain or loss upon the exchange of all of the Target Shares for the Acquiring Shares (including fractional shares to which they may be entitled);

(8)	Under Section 358 of the Code, the aggregate tax basis of Acquiring Shares (including fractional shares to which they may be entitled) received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Shares exchanged therefor;

(9)	Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquiring Shares (including fractional shares to which they may be entitled) received will be determined by including the shareholder’s holding period for the Target Shares exchanged therefor, provided the shareholder held such Target Shares as capital assets on the date of the exchange;

(10)	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder; and

(11)	The consummation of the transaction contemplated by this Agreement will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Closing Date and the part of the taxable year of the Acquiring Fund after the Closing Date will constitute a single taxable year of the Acquiring Fund.

The opinion expressed herein is for the exclusive benefit of Target Trust, Target Fund, Acquiring Trust, Acquiring Fund, and their respective shareholders. No other person shall be entitled to rely on this opinion. Notwithstanding paragraphs (2), (4), and (5) above, we express no opinion as to the effect of the Reorganization on the Target Fund, or any Target Fund shareholder, with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

We hereby consent to the references to our firm in the Proxy Statement and to the filing of this opinion as an exhibit to the Proxy Statement. In giving this consent, we do not admit that

Ultimus Managers Trust

[             ], 2021

we are experts within the meaning of Section 11 of the Securities Act of 1933, as amended, or within the category of persons whose consent is required by Section 7 of such Act.

Very truly yours,

Kilpatrick, Townsend & Stockton LLP

KILPATRICK TOWNSEND & STOCKTON LLP www. kilpatricktownsend.com Suite 2800, 1100 Peachtree Street NE Atlanta, GA 30309-4528 t 404 815 6500 f 404 815 6555

[DRAFT]

[   ], 2021

Board of Directors
Ultimus Managers Trust
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Ladies and Gentlemen:

As counsel to the Ultimus Managers Trust, an Ohio statutory trust (“Acquiring Trust”), on behalf of Westwood Quality SmallCap Fund, a segregated portfolio of assets (“series”) of Acquiring Trust (“Acquiring Fund”), we have been asked to advise you concerning the anticipated federal income tax consequences of the transactions to be carried out under that certain Agreement and Plan of Reorganization, dated as of August 9, 2021 (the “Agreement”), by and between Acquiring Trust, on behalf of itself and Acquiring Fund, The Advisors’ Inner Circle Fund (“Target Trust”), on behalf of itself and the Westwood Quality SmallCap Fund, a series of Target Trust (“Target Fund”), and Westwood Management Corp.. The Acquiring Fund is newly formed and has had no operations to date.

Facts

The transaction undertaken by an Acquiring Fund (“Reorganization”) is contemplated under the Agreement as follows: (i) Target Trust will transfer all of Target Fund’s assets to Acquiring Fund solely in exchange for a number of shares of Acquiring Fund (“Acquiring Shares”) corresponding to the number and class of shares of Target Fund outstanding immediately prior to the consummation of the transactions contemplated by the Agreement (“Target Shares”) and the assumption by Acquiring Fund of the liabilities of Target Fund; and (ii) Target Fund will distribute the Acquiring Shares received in step (i) to the shareholders in complete liquidation thereof such that each Target Fund shareholder will receive shares of Acquiring Fund corresponding to the number and class of shares of Target Fund held by such shareholder immediately prior to the consummation of the transactions contemplated by the Agreement.

In rendering the opinion contain herein, we have examined the Registration Statement on Form N-14 of the Acquiring Fund relating to the Reorganization and such other documents and materials as we have deemed relevant. For purposes of rendering our opinions, we have relied exclusively as to the factual matters of the statements made in the Agreement and representations made to us by officers of the Target Trust on behalf of the Target Fund or by officers of the Acquiring Trust, on behalf of the Acquiring Fund.

ANCHORAGE ATLANTA AUGUSTA BEIJING CHARLOTTE DALLAS DENVER HOUSTON LOS ANGELES NEW YORK RALEIGH SAN DIEGO

SAN FRANCISCO SEATTLE SHANGHAI SILICON VALLEY STOCKHOLM TOKYO WALNUT CREEK WASHINGTON WINSTON-SALEM

Ultimus Managers Trust

[             ], 2021

Scope of Opinion

Our opinion is based on, and is conditioned on the continued applicability of, the provisions of the Internal Revenue Code of 1986, as amended (“Code”) and the Treasury Regulations, judicial decisions, and rulings and other pronouncements of the Internal Revenue Service (“IRS”) in existence on the date hereof. All the foregoing authorities are subject to change or modification that can be applied retroactively and thus also could affect the conclusions expressed herein; we assume no responsibility to update our opinion after the date hereof with respect to any such change or modification. Our opinion represents our best judgment regarding how a court would decide the issues addressed herein and is not binding on the IRS or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance thereon will not be challenged by the IRS, and although we believe that our opinion would be sustained by a court if challenged, there can be no assurances to that effect.

We opine only as to the matters we expressly set forth, and no opinions should be inferred as to any other matters or as to the tax treatment of the transactions that we do not specifically address. We express no opinion as to other federal laws and regulations, to laws and regulations of other jurisdictions, or as to factual or legal matters other than as set forth herein.

Opinions

Based on the foregoing, and subject to the qualifications and limitations set forth in this letter, we are of the opinion that:

(1)	The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)	Under Sections 361 and 357 of the Code, the Target Fund will not recognize gain or loss upon (i) the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Shares and the assumption by the Acquiring Fund of liabilities of the Target Fund and (ii) the distribution of the Acquiring Shares by the Target Fund to its shareholders in liquidation;

(3)	Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon receipt of the assets of the Target Fund solely in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of all liabilities and obligations of the Target Fund;

(4)	Under Section 361(c)(1) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) of the Target Fund;

Ultimus Managers Trust

[             ], 2021

(5)	Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Target Fund transferred to the Acquiring Fund will be the same as the Target Fund’s tax basis of such assets immediately prior to the transfer;

(6)	Under Section 1223(2) of the Code, the Acquiring Fund’s holding periods for the assets received from the Target Fund will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Target Fund;

(7)	Under Section 354 of the Code, the Target Fund’s shareholders will not recognize gain or loss upon the exchange of all of the Target Shares for the Acquiring Shares (including fractional shares to which they may be entitled);

(8)	Under Section 358 of the Code, the aggregate tax basis of Acquiring Shares (including fractional shares to which they may be entitled) received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Shares exchanged therefor;

(9)	Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquiring Shares (including fractional shares to which they may be entitled) received will be determined by including the shareholder’s holding period for the Target Shares exchanged therefor, provided the shareholder held such Target Shares as capital assets on the date of the exchange;

(10)	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder; and

(11)	The consummation of the transaction contemplated by this Agreement will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Closing Date and the part of the taxable year of the Acquiring Fund after the Closing Date will constitute a single taxable year of the Acquiring Fund.

The opinion expressed herein is for the exclusive benefit of Target Trust, Target Fund, Acquiring Trust, Acquiring Fund, and their respective shareholders. No other person shall be entitled to rely on this opinion. Notwithstanding paragraphs (2), (4), and (5) above, we express no opinion as to the effect of the Reorganization on the Target Fund, or any Target Fund shareholder, with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

We hereby consent to the references to our firm in the Proxy Statement and to the filing of this opinion as an exhibit to the Proxy Statement. In giving this consent, we do not admit that

Ultimus Managers Trust

[             ], 2021

we are experts within the meaning of Section 11 of the Securities Act of 1933, as amended, or within the category of persons whose consent is required by Section 7 of such Act.

Very truly yours,

Kilpatrick, Townsend & Stockton LLP

KILPATRICK TOWNSEND & STOCKTON LLP www. kilpatricktownsend.com Suite 2800, 1100 Peachtree Street NE Atlanta, GA 30309-4528 t 404 815 6500 f 404 815 6555

[DRAFT]

[   ], 2021

Board of Directors
Ultimus Managers Trust
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Ladies and Gentlemen:

As counsel to the Ultimus Managers Trust, an Ohio statutory trust (“Acquiring Trust”), on behalf of Westwood Income Opportunity Fund, a segregated portfolio of assets (“series”) of Acquiring Trust (“Acquiring Fund”), we have been asked to advise you concerning the anticipated federal income tax consequences of the transactions to be carried out under that certain Agreement and Plan of Reorganization, dated as of August 9, 2021 (the “Agreement”), by and between Acquiring Trust, on behalf of itself and Acquiring Fund, The Advisors’ Inner Circle Fund (“Target Trust”), on behalf of itself and the Westwood Income Opportunity Fund, a series of Target Trust (“Target Fund”), and Westwood Management Corp.. The Acquiring Fund is newly formed and has had no operations to date.

Facts

The transaction undertaken by an Acquiring Fund (“Reorganization”) is contemplated under the Agreement as follows: (i) Target Trust will transfer all of Target Fund’s assets to Acquiring Fund solely in exchange for a number of shares of Acquiring Fund (“Acquiring Shares”) corresponding to the number and class of shares of Target Fund outstanding immediately prior to the consummation of the transactions contemplated by the Agreement (“Target Shares”) and the assumption by Acquiring Fund of the liabilities of Target Fund; and (ii) Target Fund will distribute the Acquiring Shares received in step (i) to the shareholders in complete liquidation thereof such that each Target Fund shareholder will receive shares of Acquiring Fund corresponding to the number and class of shares of Target Fund held by such shareholder immediately prior to the consummation of the transactions contemplated by the Agreement.

In rendering the opinion contain herein, we have examined the Registration Statement on Form N-14 of the Acquiring Fund relating to the Reorganization and such other documents and materials as we have deemed relevant. For purposes of rendering our opinions, we have relied exclusively as to the factual matters of the statements made in the Agreement and representations made to us by officers of the Target Trust on behalf of the Target Fund or by officers of the Acquiring Trust, on behalf of the Acquiring Fund.

ANCHORAGE ATLANTA AUGUSTA BEIJING CHARLOTTE DALLAS DENVER HOUSTON LOS ANGELES NEW YORK RALEIGH SAN DIEGO

SAN FRANCISCO SEATTLE SHANGHAI SILICON VALLEY STOCKHOLM TOKYO WALNUT CREEK WASHINGTON WINSTON-SALEM

Ultimus Managers Trust

[             ], 2021

Scope of Opinion

Our opinion is based on, and is conditioned on the continued applicability of, the provisions of the Internal Revenue Code of 1986, as amended (“Code”) and the Treasury Regulations, judicial decisions, and rulings and other pronouncements of the Internal Revenue Service (“IRS”) in existence on the date hereof. All the foregoing authorities are subject to change or modification that can be applied retroactively and thus also could affect the conclusions expressed herein; we assume no responsibility to update our opinion after the date hereof with respect to any such change or modification. Our opinion represents our best judgment regarding how a court would decide the issues addressed herein and is not binding on the IRS or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance thereon will not be challenged by the IRS, and although we believe that our opinion would be sustained by a court if challenged, there can be no assurances to that effect.

We opine only as to the matters we expressly set forth, and no opinions should be inferred as to any other matters or as to the tax treatment of the transactions that we do not specifically address. We express no opinion as to other federal laws and regulations, to laws and regulations of other jurisdictions, or as to factual or legal matters other than as set forth herein.

Opinions

Based on the foregoing, and subject to the qualifications and limitations set forth in this letter, we are of the opinion that:

(1)	The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)	Under Sections 361 and 357 of the Code, the Target Fund will not recognize gain or loss upon (i) the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Shares and the assumption by the Acquiring Fund of liabilities of the Target Fund and (ii) the distribution of the Acquiring Shares by the Target Fund to its shareholders in liquidation;

(3)	Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon receipt of the assets of the Target Fund solely in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of all liabilities and obligations of the Target Fund;

(4)	Under Section 361(c)(1) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) of the Target Fund;

Ultimus Managers Trust

[             ], 2021

(5)	Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Target Fund transferred to the Acquiring Fund will be the same as the Target Fund’s tax basis of such assets immediately prior to the transfer;

(6)	Under Section 1223(2) of the Code, the Acquiring Fund’s holding periods for the assets received from the Target Fund will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Target Fund;

(7)	Under Section 354 of the Code, the Target Fund’s shareholders will not recognize gain or loss upon the exchange of all of the Target Shares for the Acquiring Shares (including fractional shares to which they may be entitled);

(8)	Under Section 358 of the Code, the aggregate tax basis of Acquiring Shares (including fractional shares to which they may be entitled) received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Shares exchanged therefor;

(9)	Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquiring Shares (including fractional shares to which they may be entitled) received will be determined by including the shareholder’s holding period for the Target Shares exchanged therefor, provided the shareholder held such Target Shares as capital assets on the date of the exchange;

(10)	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder; and

(11)	The consummation of the transaction contemplated by this Agreement will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Closing Date and the part of the taxable year of the Acquiring Fund after the Closing Date will constitute a single taxable year of the Acquiring Fund.

The opinion expressed herein is for the exclusive benefit of Target Trust, Target Fund, Acquiring Trust, Acquiring Fund, and their respective shareholders. No other person shall be entitled to rely on this opinion. Notwithstanding paragraphs (2), (4), and (5) above, we express no opinion as to the effect of the Reorganization on the Target Fund, or any Target Fund shareholder, with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

We hereby consent to the references to our firm in the Proxy Statement and to the filing of this opinion as an exhibit to the Proxy Statement. In giving this consent, we do not admit that

Ultimus Managers Trust

[             ], 2021

we are experts within the meaning of Section 11 of the Securities Act of 1933, as amended, or within the category of persons whose consent is required by Section 7 of such Act.

Very truly yours,

Kilpatrick, Townsend & Stockton LLP

KILPATRICK TOWNSEND & STOCKTON LLP www. kilpatricktownsend.com Suite 2800, 1100 Peachtree Street NE Atlanta, GA 30309-4528 t 404 815 6500 f 404 815 6555

[DRAFT]

[   ], 2021

Board of Directors
Ultimus Managers Trust
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Ladies and Gentlemen:

As counsel to the Ultimus Managers Trust, an Ohio statutory trust (“Acquiring Trust”), on behalf of Westwood High Income Fund, a segregated portfolio of assets (“series”) of Acquiring Trust (“Acquiring Fund”), we have been asked to advise you concerning the anticipated federal income tax consequences of the transactions to be carried out under that certain Agreement and Plan of Reorganization, dated as of August 9, 2021 (the “Agreement”), by and between Acquiring Trust, on behalf of itself and Acquiring Fund, The Advisors’ Inner Circle Fund (“Target Trust”), on behalf of itself and the Westwood High Income Fund, a series of Target Trust (“Target Fund”), and Westwood Management Corp.. The Acquiring Fund is newly formed and has had no operations to date.

Facts

The transaction undertaken by an Acquiring Fund (“Reorganization”) is contemplated under the Agreement as follows: (i) Target Trust will transfer all of Target Fund’s assets to Acquiring Fund solely in exchange for a number of shares of Acquiring Fund (“Acquiring Shares”) corresponding to the number and class of shares of Target Fund outstanding immediately prior to the consummation of the transactions contemplated by the Agreement (“Target Shares”) and the assumption by Acquiring Fund of the liabilities of Target Fund; and (ii) Target Fund will distribute the Acquiring Shares received in step (i) to the shareholders in complete liquidation thereof such that each Target Fund shareholder will receive shares of Acquiring Fund corresponding to the number and class of shares of Target Fund held by such shareholder immediately prior to the consummation of the transactions contemplated by the Agreement.

In rendering the opinion contain herein, we have examined the Registration Statement on Form N-14 of the Acquiring Fund relating to the Reorganization and such other documents and materials as we have deemed relevant. For purposes of rendering our opinions, we have relied exclusively as to the factual matters of the statements made in the Agreement and representations made to us by officers of the Target Trust on behalf of the Target Fund or by officers of the Acquiring Trust, on behalf of the Acquiring Fund.

ANCHORAGE ATLANTA AUGUSTA BEIJING CHARLOTTE DALLAS DENVER HOUSTON LOS ANGELES NEW YORK RALEIGH SAN DIEGO

SAN FRANCISCO SEATTLE SHANGHAI SILICON VALLEY STOCKHOLM TOKYO WALNUT CREEK WASHINGTON WINSTON-SALEM

Ultimus Managers Trust

[             ], 2021

Scope of Opinion

Our opinion is based on, and is conditioned on the continued applicability of, the provisions of the Internal Revenue Code of 1986, as amended (“Code”) and the Treasury Regulations, judicial decisions, and rulings and other pronouncements of the Internal Revenue Service (“IRS”) in existence on the date hereof. All the foregoing authorities are subject to change or modification that can be applied retroactively and thus also could affect the conclusions expressed herein; we assume no responsibility to update our opinion after the date hereof with respect to any such change or modification. Our opinion represents our best judgment regarding how a court would decide the issues addressed herein and is not binding on the IRS or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance thereon will not be challenged by the IRS, and although we believe that our opinion would be sustained by a court if challenged, there can be no assurances to that effect.

We opine only as to the matters we expressly set forth, and no opinions should be inferred as to any other matters or as to the tax treatment of the transactions that we do not specifically address. We express no opinion as to other federal laws and regulations, to laws and regulations of other jurisdictions, or as to factual or legal matters other than as set forth herein.

Opinions

Based on the foregoing, and subject to the qualifications and limitations set forth in this letter, we are of the opinion that:

(1)	The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)	Under Sections 361 and 357 of the Code, the Target Fund will not recognize gain or loss upon (i) the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Shares and the assumption by the Acquiring Fund of liabilities of the Target Fund and (ii) the distribution of the Acquiring Shares by the Target Fund to its shareholders in liquidation;

(3)	Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon receipt of the assets of the Target Fund solely in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of all liabilities and obligations of the Target Fund;

(4)	Under Section 361(c)(1) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) of the Target Fund;

Ultimus Managers Trust

[             ], 2021

(5)	Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Target Fund transferred to the Acquiring Fund will be the same as the Target Fund’s tax basis of such assets immediately prior to the transfer;

(6)	Under Section 1223(2) of the Code, the Acquiring Fund’s holding periods for the assets received from the Target Fund will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Target Fund;

(7)	Under Section 354 of the Code, the Target Fund’s shareholders will not recognize gain or loss upon the exchange of all of the Target Shares for the Acquiring Shares (including fractional shares to which they may be entitled);

(8)	Under Section 358 of the Code, the aggregate tax basis of Acquiring Shares (including fractional shares to which they may be entitled) received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Shares exchanged therefor;

(9)	Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquiring Shares (including fractional shares to which they may be entitled) received will be determined by including the shareholder’s holding period for the Target Shares exchanged therefor, provided the shareholder held such Target Shares as capital assets on the date of the exchange;

(10)	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder; and

(11)	The consummation of the transaction contemplated by this Agreement will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Closing Date and the part of the taxable year of the Acquiring Fund after the Closing Date will constitute a single taxable year of the Acquiring Fund.

The opinion expressed herein is for the exclusive benefit of Target Trust, Target Fund, Acquiring Trust, Acquiring Fund, and their respective shareholders. No other person shall be entitled to rely on this opinion. Notwithstanding paragraphs (2), (4), and (5) above, we express no opinion as to the effect of the Reorganization on the Target Fund, or any Target Fund shareholder, with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

We hereby consent to the references to our firm in the Proxy Statement and to the filing of this opinion as an exhibit to the Proxy Statement. In giving this consent, we do not admit that

Ultimus Managers Trust

[             ], 2021

we are experts within the meaning of Section 11 of the Securities Act of 1933, as amended, or within the category of persons whose consent is required by Section 7 of such Act.

Very truly yours,

Kilpatrick, Townsend & Stockton LLP

KILPATRICK TOWNSEND & STOCKTON LLP www. kilpatricktownsend.com Suite 2800, 1100 Peachtree Street NE Atlanta, GA 30309-4528 t 404 815 6500 f 404 815 6555

[DRAFT]

[   ], 2021

Board of Directors
Ultimus Managers Trust
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Ladies and Gentlemen:

As counsel to the Ultimus Managers Trust, an Ohio statutory trust (“Acquiring Trust”), on behalf of Westwood Alternative Income Fund, a segregated portfolio of assets (“series”) of Acquiring Trust (“Acquiring Fund”), we have been asked to advise you concerning the anticipated federal income tax consequences of the transactions to be carried out under that certain Agreement and Plan of Reorganization, dated as of August 9, 2021 (the “Agreement”), by and between Acquiring Trust, on behalf of itself and Acquiring Fund, The Advisors’ Inner Circle Fund (“Target Trust”), on behalf of itself and the Westwood Alternative Income Fund, a series of Target Trust (“Target Fund”), and Westwood Management Corp.. The Acquiring Fund is newly formed and has had no operations to date.

Facts

The transaction undertaken by an Acquiring Fund (“Reorganization”) is contemplated under the Agreement as follows: (i) Target Trust will transfer all of Target Fund’s assets to Acquiring Fund solely in exchange for a number of shares of Acquiring Fund (“Acquiring Shares”) corresponding to the number and class of shares of Target Fund outstanding immediately prior to the consummation of the transactions contemplated by the Agreement (“Target Shares”) and the assumption by Acquiring Fund of the liabilities of Target Fund; and (ii) Target Fund will distribute the Acquiring Shares received in step (i) to the shareholders in complete liquidation thereof such that each Target Fund shareholder will receive shares of Acquiring Fund corresponding to the number and class of shares of Target Fund held by such shareholder immediately prior to the consummation of the transactions contemplated by the Agreement.

In rendering the opinion contain herein, we have examined the Registration Statement on Form N-14 of the Acquiring Fund relating to the Reorganization and such other documents and materials as we have deemed relevant. For purposes of rendering our opinions, we have relied exclusively as to the factual matters of the statements made in the Agreement and representations made to us by officers of the Target Trust on behalf of the Target Fund or by officers of the Acquiring Trust, on behalf of the Acquiring Fund.

ANCHORAGE ATLANTA AUGUSTA BEIJING CHARLOTTE DALLAS DENVER HOUSTON LOS ANGELES NEW YORK RALEIGH SAN DIEGO

SAN FRANCISCO SEATTLE SHANGHAI SILICON VALLEY STOCKHOLM TOKYO WALNUT CREEK WASHINGTON WINSTON-SALEM

Ultimus Managers Trust

[             ], 2021

Scope of Opinion

Our opinion is based on, and is conditioned on the continued applicability of, the provisions of the Internal Revenue Code of 1986, as amended (“Code”) and the Treasury Regulations, judicial decisions, and rulings and other pronouncements of the Internal Revenue Service (“IRS”) in existence on the date hereof. All the foregoing authorities are subject to change or modification that can be applied retroactively and thus also could affect the conclusions expressed herein; we assume no responsibility to update our opinion after the date hereof with respect to any such change or modification. Our opinion represents our best judgment regarding how a court would decide the issues addressed herein and is not binding on the IRS or any court. Moreover, our opinion does not provide any assurance that a position taken in reliance thereon will not be challenged by the IRS, and although we believe that our opinion would be sustained by a court if challenged, there can be no assurances to that effect.

We opine only as to the matters we expressly set forth, and no opinions should be inferred as to any other matters or as to the tax treatment of the transactions that we do not specifically address. We express no opinion as to other federal laws and regulations, to laws and regulations of other jurisdictions, or as to factual or legal matters other than as set forth herein.

Opinions

Based on the foregoing, and subject to the qualifications and limitations set forth in this letter, we are of the opinion that:

(1)	The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)	Under Sections 361 and 357 of the Code, the Target Fund will not recognize gain or loss upon (i) the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Shares and the assumption by the Acquiring Fund of liabilities of the Target Fund and (ii) the distribution of the Acquiring Shares by the Target Fund to its shareholders in liquidation;

(3)	Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon receipt of the assets of the Target Fund solely in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of all liabilities and obligations of the Target Fund;

(4)	Under Section 361(c)(1) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) of the Target Fund;

Ultimus Managers Trust

[             ], 2021

(5)	Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Target Fund transferred to the Acquiring Fund will be the same as the Target Fund’s tax basis of such assets immediately prior to the transfer;

(6)	Under Section 1223(2) of the Code, the Acquiring Fund’s holding periods for the assets received from the Target Fund will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Target Fund;

(7)	Under Section 354 of the Code, the Target Fund’s shareholders will not recognize gain or loss upon the exchange of all of the Target Shares for the Acquiring Shares (including fractional shares to which they may be entitled);

(8)	Under Section 358 of the Code, the aggregate tax basis of Acquiring Shares (including fractional shares to which they may be entitled) received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Shares exchanged therefor;

(9)	Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquiring Shares (including fractional shares to which they may be entitled) received will be determined by including the shareholder’s holding period for the Target Shares exchanged therefor, provided the shareholder held such Target Shares as capital assets on the date of the exchange;

(10)	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder; and

(11)	The consummation of the transaction contemplated by this Agreement will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Closing Date and the part of the taxable year of the Acquiring Fund after the Closing Date will constitute a single taxable year of the Acquiring Fund.

The opinion expressed herein is for the exclusive benefit of Target Trust, Target Fund, Acquiring Trust, Acquiring Fund, and their respective shareholders. No other person shall be entitled to rely on this opinion. Notwithstanding paragraphs (2), (4), and (5) above, we express no opinion as to the effect of the Reorganization on the Target Fund, or any Target Fund shareholder, with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

We hereby consent to the references to our firm in the Proxy Statement and to the filing of this opinion as an exhibit to the Proxy Statement. In giving this consent, we do not admit that

Ultimus Managers Trust

[             ], 2021

we are experts within the meaning of Section 11 of the Securities Act of 1933, as amended, or within the category of persons whose consent is required by Section 7 of such Act.

Very truly yours,

Kilpatrick, Townsend & Stockton LLP